other income	12 Months Ended
Dec. 31, 2020
other income
other income

7     other income

Years ended December 31 (millions)	Note	2020	2019
Government assistance		$13	$22
Other sublet revenue	19	4	2
Investment income (loss), gain (loss) on disposal of assets and other		(12)	24
Interest income	21(b)	4	4
Changes in business combination-related provisions	25	113	17
		$122	$69

We receive government assistance, as defined by IFRS-IASB, from a number of sources and generally include such amounts received in Other income. We recognize such amounts on an accrual basis as the subsidized services are provided or as the subsidized costs are incurred.

CRTC subsidy

Local exchange carriers’ costs of providing the level of residential basic telephone services that the CRTC requires to be provided in high cost serving areas are greater than the amounts the CRTC allows the local exchange carriers to charge for the level of service. To ameliorate the situation, the CRTC directs the collection of contribution payments, in a central fund, from all registered Canadian telecommunications service providers (including voice, data and wireless service providers) that are then disbursed to incumbent local exchange carriers as subsidy payments to partially offset the costs of providing residential basic telephone services in non-forborne high cost serving areas. The subsidy payment disbursements are based upon a total subsidy requirement calculated on a per network access line/per band subsidy rate. For the year ended December 31, 2020, our subsidy receipts were $10 million (2019 – $15 million).

Government of Quebec

Salaries for qualifying employment positions in the province of Quebec, mainly in the information technology sector, are eligible for tax credits. In respect of such tax credits, for the year ended December 31, 2020, we recorded $3 million (2019 – $7 million).